Exhibit 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                               Edward L. Addison
                      ------------------------------
                               Edward L. Addison




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                                 Robert N. Burt
                          -----------------------------
                                 Robert N. Burt




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                                George C. Dillon
                       ------------------------------
                                George C. Dillon




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                                Paul W. Douglas
                       ------------------------------
                                Paul W. Douglas




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                               William A. Franke
                        ------------------------------
                               William A. Franke




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                                   Paul Hazen
                        ----------------------------
                                   Paul Hazen




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;


as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                                Marie L. Knowles
                        ----------------------------
                                Marie L. Knowles




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;


as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                                Robert D. Krebs
                       ------------------------------
                                Robert D. Krebs




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                              Southwood J. Morcott
                         ------------------------------
                              Southwood J. Morcott




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                                Gordon R. Parker
                       ------------------------------
                                Gordon R. Parker




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                                George L. Shinn
                       ------------------------------
                                George L. Shinn




                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

     Annual Report For the Year Ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1994 of Phelps Dodge Corporation on Form 10-K ("1994 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1994 Form 10-K;

                  (2) to file such 1994 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1994 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1995.


                               Douglas C. Yearley
                        ------------------------------
                               Douglas C. Yearley